UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2013

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001- 35782	35-2451470
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) is being filed by SunCoke Energy Partners, L.P. (the “Company”) solely to amend Exhibit 99.1 of the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on November 20, 2013 (the “Original Report”) by:

•	indicating, on Slide 14, that the Company has “received,” rather than “requested,” a favorable ruling from the Internal Revenue Service that earnings from certain iron ore concentrating & pelletizing activities would constitute qualifying income; and

•	correcting:

•	on Slide 28, the information regarding “Net Debt” of the Company;

•	on Slide 31, the definition of “Distributable Cash Flow” to conform to the definition in the Company’s third quarter 2013 earnings materials; and

•	on Slide 34, the figures in the pro forma full-year 2013 guidance for “Adjusted EBITDA” and “Distributable Cash Flow,” to conform to the guidance provided in the Company’s third quarter 2013 earnings materials.

Except for the foregoing, there are no other changes to the Original Report (including Exhibit 99.1 attached thereto). This Amendment No. 1 continues to speak as of the date of the Original Report and the Company has not updated the disclosure in this Amendment No. 1 or Exhibit 99.1 attached hereto to speak as of any later date. Except as otherwise noted herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after filing of the Original Report, or to modify or update those disclosures affected by subsequent events.

Item 7.01. Regulation FD Disclosure.

On November 20, 2013, officers of SunCoke Energy Partners GP LLC, the Company’s general partner, presented at the annual Global Metals & Mining/ Steel Conference, sponsored by Goldman Sachs, held in New York City. Subsequent to the Conference, certain inadvertent and non-material errors, as described in the foregoing Explanatory Note, were identified in the Company’s presentation slides. Attached as Exhibit 99.1 to this Amendment No. 1 is the corrected version of the slide presentation. These corrected slides replace in its entirety, the Exhibit 99.1 filed with the Original Report. The corrected presentation also has been made available on the Company’s website at www.SXCPartners.com,

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	November 20, 2013 – Global Metals & Mining/ Steel Conference presentation slides (corrected).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC,
its General Partner

	By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and
Chief Financial Officer

Date: November 21, 2013